AMENDMENT NO. 1
                      TO ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                 Allianz Life Insurance Company of North America



The administrative services agreement, dated as of October 1, 2003, by and among Franklin Templeton Services, LLC and Allianz Life Insurance Company of North America (the "Agreement") is hereby amended as follows:

1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. This Amendment is executed as of September 12, 2005.



                             ALLIANZ LIFE INSURANCE COMPANY OF
                             NORTH AMERICA

                             By: /s/ STEWART D. GREGG
                                 --------------------
                             Name: Stewart D. Gregg
                             Title: Second Vice President and Senior Counsel


                             FRANKLIN TEMPLETON SERVICES, LLC

                             By: /S/ SCOTT M. LEE
                                  ----------------
                             Name: Scott M. Lee, CFA
                             Title: Senior Vice President

17295-2

                                   SCHEDULE B
                         ADMINISTRATIVE EXPENSE PAYMENT

         The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

--------------------------------------------------------------------------------------------------------------------
                                                                                                  BEGINNING OF
   #    PRODUCT NAME/                       FUNDS OF THE TRUST                        FEE          PERIOD FOR
         SECURITIES ACT                                                               RATE        COMPUTATION OF
             NO.                                                                                     FEE
--------------------------------------------------------------------------------------------------------------------
  1.    Allianz Value      CLASS 1 SHARES:                                           0.10%          10/01/03
        Life               ---------------
        33-11158           Franklin Global Communication Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Franklin Zero Coupon Fund 2005(1)
                           Franklin Zero Coupon Fund 2010
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund

--------------------------------------------------------------------------------------------------------------------
  2.    Allianz Value      Franklin Money Market Fund - Class 1 *                    0.05%          10/01/03
        Life
        33-11158
--------------------------------------------------------------------------------------------------------------------

1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
* This fund is closed to new investors as of 5/1/04.


17295-2                                                2


-----------------------------------------------------------------------------------------------------------------
                                                                                               BEGINNING OF
                                                                                                PERIOD FOR
  #     PRODUCT NAME/                     FUNDS OF THE TRUST                       FEE       COMPUTATION OF
         SECURITIES ACT                                                           RATE             FEE
              NO.
-----------------------------------------------------------------------------------------------------------------
   3.   Alterity          CLASS 2 SHARES:                                          0.20%          10/01/03
        333-82329         ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
-----------------------------------------------------------------------------------------------------------------
   4.   Alterity          CLASS 1 SHARES:                                          0.10%          10/01/03
        333-82329         ---------------
                          Franklin Zero Coupon Fund 2005 (1)
                          Franklin Zero Coupon Fund 2010
-----------------------------------------------------------------------------------------------------------------
   5.   USAllianz         CLASS 2 SHARES:                                          0.20%          10/01/03
        Dimensions        ---------------
        33-47886          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
-----------------------------------------------------------------------------------------------------------------
  6.    USAllianz         CLASS 1 SHARES:                                          0.10%          10/01/03
        Dimensions        ---------------
        33-47886          Franklin Zero Coupon Fund 2005 (1)
                          Franklin Zero Coupon Fund 2010


  1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

17295-2                                3

--------------------------------------------------------------------------------------------------------------------
                                                                                                   BEGINNING OF
     #   PRODUCT NAME/                      FUNDS OF THE TRUST                       FEE           PERIOD FOR
          SECURITIES ACT                                                             RATE         COMPUTATION OF
              NO.                                                                                    FEE
--------------------------------------------------------------------------------------------------------------------
   7.    USAllianz         CLASS 2 SHARES:                                           0.20%          10/01/03
         Rewards           ---------------
         333-95729         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   8.    USAllianz         CLASS 1 SHARES:                                           0.10%          10/01/03
         Rewards           ---------------
         333-95729         Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
--------------------------------------------------------------------------------------------------------------------
   9.    Valuemark         CLASS 2 SHARES:                                           0.20%          10/01/03
         Charter           ---------------
         333-63719         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   10.   Valuemark         Franklin Money Market Fund - Class 2 *                    0.05%          10/01/03
         Charter
         333-63719         CLASS 1 SHARES:
                           ---------------
                           Franklin Zero Coupon Fund 2005 (1)                        0.10%          10/01/03
                           Franklin Zero Coupon Fund 2010



 1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
 * This fund is closed to new investors as of 5/1/04.


17295-2                                4

--------------------------------------------------------------------------------------------------------------------
                                                                                                  BEGINNING OF
   #    PRODUCT NAME/                       FUNDS OF THE TRUST                        FEE          PERIOD FOR
         SECURITIES ACT                                                              RATE        COMPUTATION OF
              NO.                                                                                      FEE
--------------------------------------------------------------------------------------------------------------------
   11.  Valuemark II       CLASS 1 SHARES:                                           0.10%          10/01/03
        33-23035           ---------------
                           Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Franklin Zero Coupon Fund 2005(1)
                           Franklin Zero Coupon Fund 2010
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   12.  Valuemark II       Franklin Money Market Fund - Class 1 *                    0.05%          10/01/03
        33-23035

--------------------------------------------------------------------------------------------------------------------
   13.  Valuemark III      CLASS 1 SHARES:                                           0.10%          10/01/03
        33-72046           ---------------
                           Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund

1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
*  This fund is closed to new investors as of 5/1/04.

17295-2                                5


----------------------------------------------------------------------------------------------------------------
                                                                                              BEGINNING OF
   #    PRODUCT NAME/                      FUNDS OF THE TRUST                     FEE          PERIOD FOR
         SECURITIES ACT                                                           RATE       COMPUTATION OF
              NO.                                                                                  FEE

----------------------------------------------------------------------------------------------------------------
   14.  Valuemark III     Franklin Money Market Fund - Class 1 *                  0.05%         10/01/03
        33-72046

----------------------------------------------------------------------------------------------------------------
   15.  Valuemark         CLASS 1 SHARES:                                         0.10%         10/01/03
        Income Plus       ---------------
        33-76190          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2005(1)
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------
   16.  Valuemark         Franklin Money Market Fund - Class 1 *                  0.05%         10/01/03
        Income Plus
        33-76190
----------------------------------------------------------------------------------------------------------------
   17.  Valuemark IV      CLASS 1 SHARES:                                         0.10%         10/01/03
        333-06709         ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2005 (1)
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *

 1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
 * This fund is closed to new investors as of 5/1/04.


17295-2                                6


--------------------------------------------------------------------------------------------------------------------
         PRODUCT NAME/                      FUNDS OF THE TRUST                       FEE          BEGINNING OF
   #     SECURITIES ACT                                                             RATE           PERIOD FOR
               NO.                                                                               COMPUTATION OF
                                                                                                       FEE
--------------------------------------------------------------------------------------------------------------------
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   18.   Valuemark IV      Franklin Money Market Fund - Class 1 *                    0.05%           10/01/03
         333-06709
--------------------------------------------------------------------------------------------------------------------
   19.   Valuemark Life    CLASS 1 SHARES:                                           0.10%           10/01/03
         33-15464          --------------
                           Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   20.   Valuemark Life    Franklin Money Market Fund - Class 1 *                    0.05%           10/01/03
         33-15464

*  This fund is closed to new investors as of 5/1/04.
1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

17295-2                                7

--------------------------------------------------------------------------------------------------------------------
        PRODUCT NAME/                       FUNDS OF THE TRUST                        FEE         BEGINNING OF
   #    SECURITIES ACT                                                                RATE         PERIOD FOR
              NO.                                                                                COMPUTATION OF
                                                                                                      FEE
--------------------------------------------------------------------------------------------------------------------
   21.  USAllianz Life     CLASS 2 SHARES:                                           0.20%           10/01/03
        Fund               ---------------
        333-60206          Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   22.  USAllianz Life     CLASS 1 SHARES:                                           0.10%           10/01/03
        Fund               ---------------
        333-60206          Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
--------------------------------------------------------------------------------------------------------------------
   23.  USAllianz High     CLASS 2 SHARES:                                           0.20%           10/01/03
        Five               ---------------
        333-90260          Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   24.  USAllianz High     CLASS 1 SHARES:                                           0.10%           10/01/03
        Five               ---------------
        333-90260          Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010


1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

17295-2                                8


--------------------------------------------------------------------------------------------------------------------
        PRODUCT NAME/                        FUNDS OF THE TRUST                        FEE        BEGINNING OF
   #    SECURITIES ACT                                                                RATE         PERIOD FOR
               NO.                                                                               COMPUTATION OF
                                                                                                       FEE
--------------------------------------------------------------------------------------------------------------------
   25.  USAllianz          CLASS 2 SHARES:                                           0.20%           10/01/03
        Charter II         ---------------
        333-101812         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   26.  USAIlianz          CLASS 1 SHARES:                                           0.10%           10/01/03
        Charter II         ---------------
        333-101812         Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
--------------------------------------------------------------------------------------------------------------------
   27.  USAllianz High     CLASS 2 SHARES:                                           0.20%           10/01/03
        Five Bonus         ---------------
        333-111049         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   28.  USAllianz High     CLASS 1 SHARES:                                           0.10%           10/01/03
        Five Bonus         ---------------
        333-111049         Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010


1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.


17295-2                               9

                               AMENDMENT NO. 2 TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                 Allianz Life Insurance Company of North America

         The administrative services agreement, dated as of October 1, 2003 and amended September 12, 2005, by and among Franklin Templeton Services, LLC and Allianz Life Insurance Company of North America (the "Agreement") is hereby further amended as follows:

1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


         This Amendment is executed as of October 3, 2005.

                                           ALLIANZ LIFE INSURANCE COMPANY
                                           OF NORTH AMERICA


                                           By: /S/ STEWART D. GREGG
                                           ---------------------------
                                           Name: Stewart D. Gregg
                                           Title: Second Vice President
                                                  and Senior Counsel

                                           FRANKLIN TEMPLETON SERVICES, LLC

                                           By: /S/SCOTT M. LEE
                                           ----------------------------
                                           Name: Scott M. Lee, CFA
                                           Title: Senior Vice President

32375-2

                                   SCHEDULE B

                         ADMINISTRATIVE EXPENSE PAYMENT

        The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

----------------------------------------------------------------------------------------------------------------
                                                                                              BEGINNING OF
   #    PRODUCT NAME/                     FUNDS OF THE TRUST                      FEE          PERIOD FOR
         SECURITIES ACT                                                           RATE       COMPUTATION OF
           NO. Fee
----------------------------------------------------------------------------------------------------------------
  1.    Allianz Value     CLASS 1 SHARES:                                        0.10%          10/01/03
        Life              ---------------
        33-11158          Franklin Global Communication Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2005 (1)
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------
  2.    Allianz Value     Franklin Money Market Fund - Class 1 *                 0.05%          10/01/03
        Life
        33-11158


 1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
 * This fund is closed to new investors as of 5/1/04.

32375-2                                   2


--------------------------------------------------------------------------------------------------------------------
        PRODUCT NAME/                       FUNDS OF THE TRUST                         FEE        BEGINNING OF
   #    SECURITIES ACT                                                                RATE         PERIOD FOR
               NO.                                                                               COMPUTATION OF
                                                                                                       FEE
--------------------------------------------------------------------------------------------------------------------
   3.   Alterity           CLASS 2 SHARES:                                           0.20%           10/01/03
        333-82329          ---------------
                           Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   4.   Alterity           CLASS 1 SHARES:                                           0.10%           10/01/03
        333-82329          ---------------
                           Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
--------------------------------------------------------------------------------------------------------------------
   5.   USAllianz          CLASS 2 SHARES:                                           0.20%           10/01/03
        Dimensions         ---------------
        33-47886           Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   6.   USAllianz          CLASS 1 SHARES:                                           0.10%           10/01/03
        Dimensions         ---------------
        33-47886           Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010


1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.


32375-2                                   3



--------------------------------------------------------------------------------------------------------------------
        PRODUCT NAME/                       FUNDS OF THE TRUST                         FEE        BEGINNING OF
    #   SECURITIES ACT                                                                RATE         PERIOD FOR
               NO.                                                                               COMPUTATION OF
                                                                                                       FEE
--------------------------------------------------------------------------------------------------------------------
   7.   USAllianz          CLASS 2 SHARES:                                           0.20%           10/01/03
        Rewards            ---------------
        333-95729          Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   8.   USAllianz          CLASS 1 SHARES:                                           0.10%           10/01/03
        Rewards            ---------------
        333-95729          Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
--------------------------------------------------------------------------------------------------------------------
   9.   Valuemark          CLASS 2 SHARES:                                           0.20%           10/01/03
        Charter            ---------------
        333-63719          Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
  10.   Valuemark          Franklin Money Market Fund - Class 2 *                    0.05%           10/01/03
        Charter
        333-63719          CLASS 1 SHARES:
                           ---------------
                           Franklin Zero Coupon Fund 2005 (1)                        0.10%           10/01/03
                           Franklin Zero Coupon Fund 2010



 1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
 * This fund is closed to new investors as of 5/1/04.

32375-2                                   4

--------------------------------------------------------------------------------------------------------------------
         PRODUCT NAME/                      FUNDS OF THE TRUST                        FEE         BEGINNING OF
   #     SECURITIES ACT                                                              RATE          PERIOD FOR
               NO.                                                                               COMPUTATION OF
                                                                                                       FEE
--------------------------------------------------------------------------------------------------------------------
   11.   Valuemark II      CLASS 1 SHARES:                                           0.10%           10/01/03
         33-23035          ---------------
                           Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   12.   Valuemark H       Franklin Money Market Fund - Class 1 *                    0.05%           10/01/03
         33-23035
--------------------------------------------------------------------------------------------------------------------
   13.   Valuemark III     CLASS 1 SHARES:                                           0.10%           10/01/03
         33-72046          ---------------
                           Franklin Global Communications Securities Fund
                           Franklin. Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund

1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
*     This fund is closed to new investors as of 5/1/04.



32375-2                                   5

--------------------------------------------------------------------------------------------------------------------
        PRODUCT NAME/                       FUNDS OF THE TRUST                         FEE        BEGINNING OF
  #     SECURITIES ACT                                                                RATE         PERIOD FOR
               NO.                                                                               COMPUTATION OF
                                                                                                       FEE
--------------------------------------------------------------------------------------------------------------------
   14.  Valuemark III      Franklin Money Market Fund - Class 1 *                    0.05%           10/01/03
        33-72046
--------------------------------------------------------------------------------------------------------------------
  15.   Valuemark          CLASS 1 SHARES:                                           0.10%           10/01/03
        Income Plus        ---------------
        33-76190           Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Franklin Zero Coupon Fund 2005(1)
                           Franklin Zero Coupon Fund 2010
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Global Asset Allocation Fund *
                           Templeton Global Income Securities Fund *
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   16.  Valuemark          Franklin Money Market Fund - Class 1 *                    0.05%           10/01/03
        Income Plus
        33-76190
--------------------------------------------------------------------------------------------------------------------
   17.  Valuemark IV       CLASS I SHARES:                                           0.10%           10/01/03
        333-06709          ---------------
                           Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund


1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
* This fund is closed to new investors as of 5/1/04.


32375-2                                   6

--------------------------------------------------------------------------------------------------------------------
        PRODUCT NAME/                      FUNDS OF THE TRUST                          FEE        BEGINNING OF
   #    SECURITIES ACT                                                                RATE         PERIOD FOR
              NO.                                                                                COMPUTATION OF
                                                                                                       FEE
--------------------------------------------------------------------------------------------------------------------
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   18.  Valuemark IV      Franklin Money Market Fund - Class 1 *                     0.05%           10/01/03
        333-06709
--------------------------------------------------------------------------------------------------------------------
   19.  Valuemark Life    CLASS 1 SHARES:                                            0.10%           10/01/03
        33-15464          ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2005 (1)
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   20.  Valuemark Life    Franklin Money Market Fund - Class 1 *                     0.05%           10/01/03
        33-15464



 * This fund is closed to new investors as of 5/1/04.
 1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.


32375-2                                   7

---------------------------------------------------------------------------------------------------------------------
         PRODUCT NAME/                       FUNDS OF THE TRUST                      FEE         BEGINNING OF
   #     SECURITIES ACT                                                             RATE            PERIOD FOR
               NO.                                                                                COMPUTATION OF
                                                                                                       FEE
---------------------------------------------------------------------------------------------------------------------
   21.   USAllianz Life    CLASS 2 SHARES:                                           0.20%           10/01/03
         Fund              ---------------
         333-60206         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
---------------------------------------------------------------------------------------------------------------------
   22.   USAllianz Life    CLASS 1 SHARES:                                           0.10%           10/01/03
         Fund              ---------------
         333-60206         Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
---------------------------------------------------------------------------------------------------------------------
   23.   USAllianz High    CLASS 2 SHARES:                                           0.20%           10/01/03
         Five              ---------------
         333-90260         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
---------------------------------------------------------------------------------------------------------------------
   24.   USAllianz High    CLASS 1 SHARES:                                          0.10%             10/01/03
         Five              ---------------
         333-90260         Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010


    1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.


32375-2                                   8



--------------------------------------------------------------------------------------------------------------------
        PRODUCT NAME/                        FUNDS OF THE TRUST                        FEE        BEGINNING OF
   #    SECURITIES ACT                                                                RATE         PERIOD FOR
              NO.                                                                                COMPUTATION OF
                                                                                                       FEE
--------------------------------------------------------------------------------------------------------------------
   25.  USAllianz          CLASS 2 SHARES:                                           0.20%           10/01/03
        Charter II         ---------------
        333-101812         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   26.  USAllianz          CLASS 1 SHARES:                                           0.10%           10/01/03
        Charter 11         ---------------
        333-101812         Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010
--------------------------------------------------------------------------------------------------------------------
   27.  USAllianz High     CLASS 2 SHARES:                                           0.20%           10101/03
        Five Bonus         ---------------
        333-111049         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
   28.  USAllianz High     CLASS 1 SHARES:                                           0.10%           10/01/03
        Five Bonus         ---------------
        333-111049         Franklin Zero Coupon Fund 2005  (1)
                           Franklin Zero Coupon Fund 2010


1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.


32375-2                                   9

--------------------------------------------------------------------------------------------------------------------
                                                                                                  BEGINNING OF
   #    PRODUCT NAME/                       FUNDS OF THE TRUST                        FEE          PERIOD FOR
         SECURITIES ACT                                                              RATE        COMPUTATION OF
               NO.                                                                                     FEE
--------------------------------------------------------------------------------------------------------------------
  29.   USAllianz High     CLASS 2 SHARES:                                           0.20%          04-29-05
        Five L             ---------------
        333-111049         Franklin Global Communications Securities Fund
                           Franklin Growth and Income Securities Fund
                           Franklin High Income Fund
                           Franklin Income Securities Fund
                           Franklin Large Cap Growth Securities Fund
                           Franklin Real Estate Fund
                           Franklin Rising Dividends Securities Fund
                           Franklin Small-Mid Cap Growth Securities Fund
                           Franklin Small Cap Value Securities Fund
                           Franklin U.S. Government Fund
                           Mutual Discovery Securities Fund
                           Mutual Shares Securities Fund
                           Templeton Developing Markets Securities Fund
                           Templeton Foreign Securities Fund
                           Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------------
  30.   USAllianz High     CLASS 1 SHARES:                                           0.10%          04-29-05
        Five L             ---------------
        333-111049         Franklin Zero Coupon Fund 2005 (1)
                           Franklin Zero Coupon Fund 2010


1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.


32375-2                                   10

                               AMENDMENT NO. 3 TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                 Allianz Life Insurance Company of North America

        THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and Allianz Life Insurance Company of M& America (the "Company").

        WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement; dated as of October 1, 2003, as maybe amended from time to time (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust"), which Funds are investment options in certain variable life insurance and variable annuity contracts issued by the Company; and

        WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of changing the name of and adding certain variable life or variable annuity insurance contracts covered by the Agreement.

        NOW, THEREFORE, IN consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

  1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

  2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

        This Amendment is executed as of June 20, 2006.


FRANKLIN TEMPLETON SERVICES, LLC         ALLIANZ LIFE INSURANCE COMPANY
                                         OF NORTH AMERICA

By: /S/ROBERT C. HAYS                    By: /S/STEWART GREGG
------------------------                 ------------------------
Name:  Robert C. Hays                    Name:  Stewart D. Gregg
Title: Vice President                    Title: Second Vice President and
                                                Senior Securities Counsel

41493-2

                                   SCHEDULE B
                         ADMINISTRATIVE EXPENSE PAYMENT
                         ------------------------------

         The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

----------------------------------------------------------------------------------------------------------------
                                                                                              BEGINNING OF
   #    PRODUCT NAME/                                                             FEE          PERIOD FOR
         SECURITIES ACT                    FUNDS OF THE TRUST                     RATE       COMPUTATION OF
               NO.                                                                                 FEE
----------------------------------------------------------------------------------------------------------------
  1.     Allianz Value    CLASS 1 SHARES:                                        0.10%          10/01/03
         Life             ---------------
         33-11158         Franklin Global Communication Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          Franklin Money Market Fund - Class 1 *                 0.05%          10/01/03
----------------------------------------------------------------------------------------------------------------


* This fund is closed to new investors as of 5/1/04.

41493-2                                  2


----------------------------------------------------------------------------------------------------------------
   #                                       FUNDS OF THE TRUST                      FEE       BEGINNING OF
        PRODUCT NAME/                                                             RATE         PERIOD FOR
        SECURITIES ACT                                                                       COMPUTATION OF
              NO.                                                                                  FEE
----------------------------------------------------------------------------------------------------------------
  2.    Allianz Alterity  CLASS 2 SHARES:                                         0.20%          10/01/03
        333-82329         ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin. U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          CLASS 1 SHARES:                                         0.10%          10/01/03
                          ---------------
                          Franklin Zero Coupon Fund 2010
----------------------------------------------------------------------------------------------------------------
  3.    Allianz           CLASS 2 SHARES:                                         0.20%          10/01/03
        Dimensions        ---------------
        33-47886          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin. Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          CLASS 1 SHARES:                                         0.10%          10/01/03
                          ---------------
                          Franklin Zero Coupon Fund 2010



41493-2                                  3

----------------------------------------------------------------------------------------------------------------
   #                                       FUNDS OF THE TRUST                      FEE       BEGINNING OF
        PRODUCT NAME/                                                             RATE         PERIOD FOR
        SECURITIES ACT                                                                       COMPUTATION OF
              NO.                                                                                  FEE
----------------------------------------------------------------------------------------------------------------
  4.    Allianz           CLASS 2 SHARES:                                         0.20%          10/01/03
        Rewards           ---------------
        333-95729         Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          CLASS 1 SHARES:                                         0.10%          10/01/03
                          ---------------
                          Franklin Zero Coupon Fund 2010
----------------------------------------------------------------------------------------------------------------
  5.    Allianz Charter   CLASS 2 SHARES:                                         0.20%         10/01/103
        333-63719         ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          Franklin Money Market Fund - Class 2 *                  0.05%          10/01/03


                          CLASS 1 SHARES:
                          ---------------
                          Franklin Zero Coupon Fund 2010                          0.10%          10/01/03


* This fund is closed to new investors as of 5/1/04.


41493-2                                  4


----------------------------------------------------------------------------------------------------------------
   #                                       FUNDS OF THE TRUST                      FEE       BEGINNING OF
        PRODUCT NAME/                                                             RATE         PERIOD FOR
        SECURITIES ACT                                                                       COMPUTATION OF
              NO.                                                                                  FEE
----------------------------------------------------------------------------------------------------------------
  6.    Valuemark II      CLASS 1 SHARES:                                         0.10%          10/01/03
        33-23035          ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
                          ---------------------------------------------------------------------------------------
                          Franklin Money Market Fund -.Class 1 *                  0.05%          10/01/03
----------------------------------------------------------------------------------------------------------------
  7.    Valuemark III     CLASS 1 SHARES:                                         0.10%          10/01/03
        33-72046          ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          Franklin Money Market Fund - Class 1 *                  0.05%          10/01/03
----------------------------------------------------------------------------------------------------------------

* This fund is closed to new investors as of 5/1/04.


41493-2                                  5


----------------------------------------------------------------------------------------------------------------
 #                                         FUNDS OF THE TRUST                   FEE          BEGINNING OF
        PRODUCT NAME/                                                                          PERIOD FOR
        SECURITIES ACT                                                            RATE       COMPUTATION OF
              NO.                                                                                  FEE
----------------------------------------------------------------------------------------------------------------
  8.    Valuemark         CLASS 1 SHARES:                                         0.10%          10/01/03
        Income Plus       ---------------
        3376190           Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          Franklin Money Market Fund - Class 1 *                  0.05%          10/01/03
----------------------------------------------------------------------------------------------------------------
  9.    Valuemark IV      CLASS I SHARES:                                         0.10%          10/01/03
        333-06709         ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund *
                          Templeton Global Income Securities Fund *
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          Franklin Money Market Fund - Class 1 *                  0.05%          10/01/03
----------------------------------------------------------------------------------------------------------------

* This fund is closed to new investors as of 5/1/04.

41493-2                                  6

----------------------------------------------------------------------------------------------------------------
    #                             FUNDS OF THE TRUST                                FEE      BEGINNING OF
        PRODUCT NAME/                                                                          PERIOD FOR
        SECURITIES ACT                                                                       COMPUTATION OF
              NO.                                                                  RATE            FEE
----------------------------------------------------------------------------------------------------------------
  10.   Valuemark Life    CLASS 1 SHARES:                                         0.10%          10/01/03
        33-15464          ---------------
                          Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Franklin Zero Coupon Fund 2010
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Global Asset Allocation Fund
                          Templeton Global Income Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          Franklin Money Market Fund - Class 1 *                  0.05%          10/01/03
----------------------------------------------------------------------------------------------------------------
  11.   Allianz Life      CLASS 2 SHARES:                                         0.20%          10/01/03
        Fund              ---------------
        333-60206         Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin. Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin. Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          CLASS 1 SHARES:                                         0.10%          10/01/03
                          ---------------
                          Franklin Zero Coupon Fund 2010
                         ---------------------------------------------------------------------------------------

* This fund is closed to new investors as of 5/1/04.

41493-2                                  7

----------------------------------------------------------------------------------------------------------------
    #                                      FUNDS OF THE TRUST                      FEE       BEGINNING OF
        PRODUCT NAME/                                                             RATE         PERIOD FOR
        SECURITIES ACT                                                                       COMPUTATION OF
              NO.                                                                                  FEE
----------------------------------------------------------------------------------------------------------------
  12.   Allianz High      CLASS 2 SHARES:                                         0.20%          10/01/03
        Five              ---------------
        333-90260         Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          CLASS 1 SHARES:                                         0.10%          10/01/03
                          ---------------
                          Franklin Zero Coupon Fund 2010
----------------------------------------------------------------------------------------------------------------
  13.   Allianz           CLASS 2 SHARES:                                         0.20%          10/01/03
        Charter II        ---------------
        333-101812        Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          CLASS 1 SHARES:                                         0.10%          10/01/03
                          ---------------
                          Franklin Zero Coupon Fund 2010

41493-2                                  8


----------------------------------------------------------------------------------------------------------------
    #                                      FUNDS OF THE TRUST                      Fee       BEGINNING OF
        PRODUCT NAME/                                                             RATE         PERIOD FOR
        SECURITIES ACT                                                                       COMPUTATION OF
              NO.                                                                                  FEE
----------------------------------------------------------------------------------------------------------------
  14.   Allianz High      CLASS 2 SHARES:                                         0.20%          10/01/03
        Five Bonus        ---------------
        333-111049        Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          CLASS 1 SHARES:                                         0.10%          10/01/03
                          ---------------
                          Franklin Zero Coupon Fund 2010
----------------------------------------------------------------------------------------------------------------
  15.   Allianz High      CLASS 2 SHARES:                                         0.20%          04-29-05
        Five L            ---------------
        333-120181        Franklin Global Communications Securities Fund
                          Franklin Growth and Income Securities Fund
                          Franklin High Income Fund
                          Franklin Income Securities Fund
                          Franklin Large Cap Growth Securities Fund
                          Franklin Real Estate Fund
                          Franklin Rising Dividends Securities Fund
                          Franklin Small-Mid Cap Growth Securities Fund
                          Franklin Small Cap Value Securities Fund
                          Franklin. U.S. Government Fund
                          Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                          Templeton Developing Markets Securities Fund
                          Templeton Foreign Securities Fund
                          Templeton Growth Securities Fund
                         ---------------------------------------------------------------------------------------
                          CLASS 1 SHARES:                                         0.10%          04-29-05
                          ---------------
                          Franklin Zero Coupon Fund 2010
----------------------------------------------------------------------------------------------------------------
  16.   Allianz Custom    CLASS 2 SHARES:                                         0.20%          05-01-06
        Income            ---------------
        333-126217        Franklin Income Securities Fund
                          Franklin U.S. Government Fund
                          Mutual Shares Securities Fund
                          Templeton Foreign Securities Fund


41493-2                                  9